GLOBAL INCOME FUND

11 Hanover Square, New York, NY 10005

American Stock

Exchange Symbol:

BBZ

August 12, 1998

Fellow Shareholders:

We are pleased to submit this Annual Report for the fiscal year ended June 30, 1998. We are also pleased to note that annualizing the Fund's July 1998 dividend and based on the market price on payment date, the Fund's dividend distribution yield now stands at 11.18%. The Fund's current net asset value per share is $6.78. With a recent closing market price on the American Stock Exchange of $6.44 per share, we believe this represents an opportunity to purchase shares at an attractive discount from their underlying value.

Dividend Distribution Policy Continued

The adoption by the Fund's Board of Directors in June 1997 of a managed 10% dividend distribution policy has been well received. The policy is intended to provide shareholders with a stable cash flow and reduce or eliminate any market price discount to net asset value. The monthly dividend distributions of 0.83% of the Fund's net asset value (10% on an annual basis) will be paid primarily from ordinary income and any capital gains with the balance representing return of capital. We believe shares of the Fund are a sound value and an attractive investment for income oriented portfolios.

Review and Outlook

Bond prices have increased generally during the year, but we note that the increase was not uniform throughout the entire maturity spectrum of U.S. Treasury obligations. In our December report to shareholders, we identified several variables that could contribute to such a rise in prices as a result of declining interest rates. We felt that turmoil in Asia would create a global preference for the safety of U.S. Government securities, and have a deflationary impact on the prices of commodities and manufactured imports, offsetting domestic prices pressures caused by low levels of unemployment. In addition, we felt that the Federal budget surplus, which reduced the supply of U.S.
Government securities, would also bring lower interest rates. Finally, we anticipated that a slowdown in the pace of domestic growth could prompt easier monetary policy and reduce inflationary pressures.

Our outlook for stable or lower interest rates has been generally correct over the year and, at this writing, remains unchanged. While GDP grew at a high rate of 5.4% in the first quarter, we anticipate much slower growth for the balance of the year. We are pleased that monthly inflation reports continue to be low. We have always been skeptical of the argument that low levels of unemployment lead to inflation, and continue to expect price competition and gains in productivity to be prevalent. We also note that yields after inflation on government securities of the United States are very attractive compared to those of other developed nations, and expect continued demand for U.S. debt from both value and safety conscious global investors.

 

Future declines in interest rates will continue to be constrained by the Federal Funds overnight rate. Historically, the Federal Funds rate is thought to be neutral when it is around 1.75 percentage points greater than the rate of inflation. Over the past year, core producer prices are up only .8%, and core consumer prices have risen only 2.2%, implying a neutral Fed Funds rate between 2.5% and 4%, much lower than the current 5.5% level. In his February

Humphrey-Hawkins Testimony to the Congress, Federal Reserve Chairman Alan Greenspan acknowledged this passive increase in monetary restraint by the Federal Reserve as a deliberate and welcome tightening, intended to offset sources of stimulus in the economy, such as rising equity prices. We expect this rate to remain unchanged until the balance of forces in the economy tilt either toward a reemergence of inflation, which would prompt greater restraint, or clear signs that weakness in Asia has become excessively deflationary and threatens growth globally. While "inverted yield curves" where long term interest rates are lower than short term rates, are historically anomalous, they are not unprecedented, and we continue to believe that intermediate and long term interest rates can decline further.

The markets for the debt of less developed countries were volatile during the first half of the year. In the first quarter, The J.P. Morgan Emerging Market Bond Index had a total return of approximately 5.2 %. Over the last twelve months, the Fund has generally invested between 15% and 30% of its total assets in these markets, and the returns from the lows of the quarter to the highs were almost 10.5%. During the second quarter, the index declined by almost 6%. One positive development during the first half of the yearwas the "decoupling" of these markets: there is less of a tendency than was the case last fall for bond prices to drop in all regionssimultaneously in response to an isolated, independent political or economic dislocation in a predominantly unrelated market. However, during times of extreme stress, this "contagion" is still in evidence. This makes investing in these markets challenging, but we continue to believe that the magnitude of potential rewards warrant a commitment to this arena, and are confident in our ability to manage these risks.

In regard to currencies, although we have favored the U.S. dollar for the past three years, we began increasing our weightings in core European currencies this spring for several reasons. We are concerned that weakness in Asia will continue to have a negative impact on our balance of trade. We believe that the outperformance of European equity markets over the United States will increase investor confidence and enthusiasm for these markets and anticipate an eventual diminution of the flight to quality premium associated with dollar strength in the second quarter. Despite the fact that U.S. dollar denominated yields offer exceptional value relative to the yields in other developed countries, we have been successful in increasing our non-dollar allocation in assets which will contribute positively to the portfolios current yield and total return.

Rights Offering Oversubscribed

As announced previously, the Fund received subscriptions for approximately 2,320,000 shares of the Fund's common stock, well in excess of the 1,576,468 shares offered pursuant to its rights offering, which expired on June 10, 1998. In accordance with the terms of the rights offering, the subscription price was $6.15 per share. Since sufficient shares were not available to honor all requests for over-subscription, pursuant to the terms of the rights offering the Fund allocated available shares remaining after fulfilling exercises of rights pursuant to the primary subscription privilege on a pro rata basis, based on the number of rights owned by the persons requesting over-subscriptions.

An Easy Way to Grow Your Account

The Fund's Dividend Reinvestment Plan provides an attractive opportunity to add to your holdings, particularly since the Fund's monthly dividends are reinvested without charge at the net asset value per share or market price, whichever is lower.

Sincerely,

Thomas B. Winmill          Steven A. Landis

President                 Senior Vice President

                           Portfolio Manager

BULL & BEAR GLOBAL INCOME FUND, INC.
Schedule of Portfolio Investments - June 30, 1998

================================================================================
 Par Value     BONDS (94.9%)                                        Market Value
-------------------------------------- -----------------------------------------
               Argentina (16.4%)
--------------------------------------------------------------------------------
$1,000,000     Astra Compania Argentina de Petroleo
               S.A., 11.625%, due 12/02/99                          $ 1,048,750
               (2)
--------------------------------------------------------------------------------
 1,000,000     Bridas Corp., 12.50% Senior Notes, due 11/15/99        1,048,750
-----------------------------------------0--------------------------------------
L2,725,000,000 Perez Companc Floating Rate Notes, due 4/01/02         1,504,593
--------------------------------------------------------------------------------
   750,000     IMASAC S.A. 11%, due 5/02/05                             696,563
--------------------------------------------------------------------------------
   892,855     Province of Tucuman, 9.45%, due 8/01/04                  830,355
--------------------------------------------------------------------------------
 1,000,000     Republic of Argentina, 8.75%, due 7/10/02                862,500
--------------------------------------------------------------------------------
   500,000     Supercanal Holdings S.A. 11.50%
               Senior Notes, due 5/15/05                                482,500
--------------------------------------------------------------------------------
                                                                      6,474,011
-------------------------------------------------------------------------------
              Brazil (3.4%)
--------------------------------------------------------------------------------
   500,000   Comtel Brasileira Ltda., 10.75%
             Notes, due 9/26/04 (2)                                     462,500
--------------------------------------------------------------------------------
   500,000   Radio e Televisao Bandeirantes Ltda.,
             12.875% Notes, due 5/15/06                                 421,250
--------------------------------------------------------------------------------
   500,000   Voto-Votorantim Overseas Trading Operations N.V. 8.50%,
--------------------------------------------------------------------------------
             due 6/27/05                                                446,248
--------------------------------------------------------------------------------
                                                                      1,329,998
--------------------------------------------------------------------------------
             Chile (2.5%)
--------------------------------------------------------------------------------
 1,000,000   Banco Santiago S.A. 7% Subordinated
             Notes, due 7/18/07                                       1,005,936
--------------------------------------------------------------------------------
             China (1.1%)
--------------------------------------------------------------------------------
   500,000   Guangdong Enterprises (Holdings) Ltd., 8.875% Senior Notes,
--------------------------------------------------------------------------------
             due 5/22/07                                                432,242
--------------------------------------------------------------------------------
             Colombia (2.4%)
--------------------------------------------------------------------------------
 1,000,000  Termoemcali Funding Corp., 10.125%,
            due 12/15/14 (2)                                            952,500
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
            Dominican Republic (1.2%)
-------------------------------------------------------------------------------
   500,000  Tricom S.A. 11.375% Senior Notes, due 9/01/04 (2)           478,750
-------------------------------------------------------------------------------
            Germany (1.4%)
-------------------------------------------------------------------------------
 2,000,000  Metro Finance BV 18.50%, due 5/22/00                        566,389
-------------------------------------------------------------------------------
            Lithuania (6.5%)
--------------------------------------------------------------------------------
 2,560,000  Lietuvos Energija Amortising, Floating
            Rate Note, due 4/06/00                                    2,560,000
--------------------------------------------------------------------------------
            Mexico (3.6%)
--------------------------------------------------------------------------------
   500,000  Bepensa S.A. de C.V. 9.75% Senior Notes,
            due 9/30/04                                                 487,500
--------------------------------------------------------------------------------
 1,000,000  Grupo Minero Mexico S.A.de C.V. 8.25%,
            due 4/01/08                                                 950,000
--------------------------------------------------------------------------------
                                                                      1,437,500
--------------------------------------------------------------------------------
            Panama (1.9%)
--------------------------------------------------------------------------------
 1,000,000  Panama-Interest Reduction Bonds, 3.75% Debentures,
            due 7/17/14                                                 745,382
--------------------------------------------------------------------------------
            Poland (2.3%)
--------------------------------------------------------------------------------
Zl1,000,000  Poland Past due Interest Notes,
            due 10/27/14                                                899,275
--------------------------------------------------------------------------------
            Qatar (1.3%)
--------------------------------------------------------------------------------
   500,000  Ras Laffan Liquified Natural Gas Company Ltd., 8.294%,
--------------------------------------------------------------------------------
            due 3/15/14 (2)                                             500,509
--------------------------------------------------------------------------------

---------------------------------------------------------------------
            Russia (2.1%)
---------------------------------------------------------------------
   500,000  City of St. Petersburg 9.50% Bonds,
            due 6/18/02                                               $ 398,750
--------------------------------------------------------------------------------
 1,000,000  Russian Ministry of Finance 9.375% Bonds,
            due 3/31/05                                                 445,934
--------------------------------------------------------------------------------
                                                                        844,684
--------------------------------------------------------------------------------
            Turkey (1.1%)
--------------------------------------------------------------------------------
   500,000  Pera Financial Services Company, 9.375%,
            due 10/15/02                                                444,375
--------------------------------------------------------------------------------
            United Kingdom (8.7%)
--------------------------------------------------------------------------------
£750,000  Sutton Bridge Financing Ltd.,
                8.625%, due 6/30/22 (2)                               1,479,324
--------------------------------------------------------------------------------
 3,000,000  Rothschild Continuation Finance B.V. Primary Capital Floating
--------------------------------------------------------------------------------
            Rate Notes                                                1,980,000
--------------------------------------------------------------------------------
                                                                      3,459,324
--------------------------------------------------------------------------------
            United States (38.7%)
--------------------------------------------------------------------------------
  $500,000  Conseco Finance Trust II, 8.70%, Capital Trust Pass through
--------------------------------------------------------------------------------
            Securities,due 11/15/26                                     570,655
--------------------------------------------------------------------------------
   250,000  Equifax Inc., 6.30%, due 7/01/05                            248,306
--------------------------------------------------------------------------------
 1,000,000  First Hawaiian Capital I, 8.343%, due 7/01/27             1,079,053
--------------------------------------------------------------------------------
   500,000  MacSaver Financial Services, 7.60% Notes, due 8/01/07       469,537
-------------------------------------------------------------------------------
   500,000  Socgen Real Estate LLC, 7.64% Bonds, due 12/29/49           497,628
--------------------------------------------------------------------------------
   500,000  Staples Inc., 7.125% Senior Notes, due 8/15/07              519,928
--------------------------------------------------------------------------------
            1,000,000  U.S. Treasury Note, 5.50%, due 2/28/03           999,688
--------------------------------------------------------------------------------
            1,500,000  U.S. Treasury Note, 5.75%, due 4/30/03         1,515,002
--------------------------------------------------------------------------------
            1,000,000  U.S. Treasury Note, 5.375%, due 6/30/03          996,251
--------------------------------------------------------------------------------
            2,300,000  U.S. Treasury Note, 6.125%, due 8/15/07        2,394,878
--------------------------------------------------------------------------------
            1,000,000  U.S. Treasury Note, 5.50%, due 2/15/08         1,000,001
--------------------------------------------------------------------------------
                3,000,000  U.S. Treasury Note, 5.625%, due 5/15/08    3,042,189
--------------------------------------------------------------------------------
                                                                     13,333,116
--------------------------------------------------------------------------------
            Supernational/Other (5.4%)
--------------------------------------------------------------------------------
 1,000,000  Corporacion Andina De Fomento 5.375% Bonds,
            due 1/29/03                                                 558,109
--------------------------------------------------------------------------------
 3,500,000  European Bank for Reconstruction & Development 19.25% Notes,
--------------------------------------------------------------------------------
            due 4/02/00                                               1,002,122
--------------------------------------------------------------------------------
 1,950,000  International Bank for Reconstruction & Development 18% Notes,
--------------------------------------------------------------------------------
            due 2/27/03                                                 584,385
--------------------------------------------------------------------------------
                                                                      2,144,616
-------------------------------------------------------------------------------
            Total Bonds (cost: $38,136,612)                          37,608,607
--------------------------------------------------------------------------------
            SHORT TERM HOLDINGS (5.1%) )
-------------------------------------------------------------------------------
 2,000,000  Goldman Sachs Group, Commercial Paper, due 7/01/98
-----------------------------------------------------------------------------
            (cost $2,000,000)                                         2,000,000
-----------------------------------------------------------------------------
    Shares  WARRANTS (0.0%)
-----------------------------------------------------------------------------
     2,526  CHI Energy, Inc., series B (3)                                  707
-----------------------------------------------------------------------------
     1,640  CHI Energy, Inc., series C (3)                                  459
-----------------------------------------------------------------------------
           Total Warrants (cost: $513,320)                              1,166
---------------------------------------------------------------
           Total Investments (cost: $40,649,932) (100.0%)         $39,609,773
================================================================================

(1) Pa value stated in currency indicated; market value stated in U.S. dollars. See accompanying notes to financial statements.
(2) Purchased pursuant to Rule 144A exemption from Federal registration requirements.
(3) Non-income producing security.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998


ASSETS:
 .Investments at market value (cost: $40,649,932) (note 1)           $39,609,773
 .Cash.1,910,911
 .Interest receivable                                                    834,203
 .Other assets                                                             5,322
 .......Total assets                                                  42,360,209

LIABILITIES:
Payables:
 ...Reverse repurchase agreement                                       8,095,694
 ...Investment securities purchased                                      918,244
 ...Interest                                                               7,154
 .Accrued management fees                                                 25,353
 .Accrued expenses                                                        73,147
 .Other liabilities                                                      216,356
 .......Total liabilities                                              9,335,948

NET ASSETS:
 (applicable to 4,762,553
outstanding shares: 20,000,000 shares
of $.01 par value authorized)                                       $33,024,261

NET ASSET VALUE PER SHARE
 .($33,024,261 a 4,762,553)                                                $6.93


At June 30, 1998, net assets consisted of:
 .Paid-in capital                                                   $50,984,809
Accumulated net realized loss on investments,
 ...foreign currencies and futures                                 (16,920,439)
Net unrealized depreciation on investments and foreign currencies
 ...and futures                                                     (1,040,109)
 .......                                                           $33,024,261

STATEMENT OF OPERATIONS
Year Ended June 30, 1998

INVESTMENT INCOME:
 .Interest (net of $27,253 of foreign tax)                           $2,755,168
 .Dividends                                                              37,245
 ...Total investment income                                           2,792,413

EXPENSES:
 .Interest (note 5)                                                     488,780
 .Investment management (note 3)                                        176,297
 .Professional (note 3)                                                  77,636
 .Custodian                                                              65,173
 .Directors                                                              24,285
 .Printing                                                               23,349
 .Transfer agent                                                         17,685
 .Registration                                                           11,186
 .Other.                                                                  3,806
 ...Total expenses                                                      888,197
 ...Fee reductions (note 4)                                            (25,872)
 ...Net expenses                                                        862,325
 .......Net investment income                                         1,930,088

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCIES AND FUTURES:

Net realized loss from security
 ...transactions                                                        (537,932)
 .Net realized loss from foreign currency and futures transactions (267,625) Unrealized depreciation of investments,
 ...foreign currencies and futures during the period                  (1,211,629)
 .Net realized and unrealized loss on investments, foreign currencies
 ...and futures                                                       (2,017,186)
 .Net decrease in net assets resulting from operations              $    (87,098)


===============================================================================
                                       STATEMENTS OF CHANGES IN NET ASSETS
                                       For the Years Ended June 30,
                                                                                                        1998                 1997
OPERATIONS:
Net investment income                                                                      $.......1,930,088   $........1,815,036
Net realized gain (loss) from security, foreign currency and futures transactions          .........(805,557)  .........1,334,266
Unrealized appreciation (depreciation) of investments, foreign currencies and futures during the period
 ..Net change in net assets resulting from operations                                       .......(1,211,629)  ...........814,544
Subtractions from paid-in capital (note 6)                                                 ..........(87,098)  .........3,963,846
                                                                                           .........(349,978)  ..........(63,200)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.52 and $0.59 per share, respectively)                             ..................
Distributions from paid-in capital ($0.32 per share)                                       .......(1,660,618)  .......(2,005,431)
                                                                                           .........(933,121)                   _
CAPITAL SHARE TRANSACTIONS:
Change in net assets resulting from capital share transactions (a) (note 6)
 ..Total change in net assets                                                               .......10,694,156   .......(7,399,457)
                                                                                           ........7,663,341   .......(5,504,242)
NET ASSETS:
Beginning of period
            End of period (including accumulated undistributed net investment deficit of
                                                                                           .......25,360,920f J........30,865,162

                                                                                                 $33,024,261          $25,360,920
=================================================================================================================================


(a) Transactions in capital shares were as follows:


==========================================================================================================================
                                                               1998                                   1997
---------------------------------------------------------------------------------------------------------------------------
                                                      Shares                Value            Shares                Value
Shares sold                                             _                     _              114,223        $    928,783
Shares issued in reinvestment of distributions       178,392          $    1,386,689         172,123           1,363,041
Shares issued in rights offering (note 6)            1,576,468            9,307,467             _                    _
Shares redeemed                                         -                     -            (1,173,984)          (9,691,281)
     Net increase (decrease)                          1,754,860       $   10,694,156        (887,638)       $   (7,399,457)
============================================================================================================================


See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) The Fund is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company, whose shares are listed on the American Stock Exchange. The primary objective of the Fund is a high level of income and secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in foreign and domestic fixed income securities, depending on the Investment Manager's evaluation of current and anticipated market conditions, as set forth in its prospectus. The Fund is subject to the risk of price fluctuations of the securities held in its portfolio which is generally a function of the underlying credit ratings of an issuer, the duration and yield of its securities, and general economic and interest rate conditions. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, securities traded on a national securities exchange or the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day and securities traded in the over-the-counter market that are not on NMS are valued at the mean between the current bid and asked prices. Certain of the securities in which the Fund invests are priced through pricing services which may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features and ratings on comparable securities. Bonds may be valued according to prices quoted by a dealer in bonds which offers pricing services. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Forward currency contracts are undertaken to hedge certain assets denominated in foreign currencies. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions to shareholders are recorded on the ex-dividend date. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. At June 30, 1998, the Fund had an unused capital loss carryforward of approximately $16,582,000 of which, $8,549,000 expires in 1999, $1,656,000 in 2000, $4,110,000 in 2001,
$173,000 in 2003,  $1,880,000  in 2004 and  $214,000  in 2006.  Based on Federal
income tax cost of $40,649,932, gross unrealized appreciation and gross unrealized depreciation were $426,707 and $1,466,866, respectively, at June 30, 1998. Distributions paid to shareholders during the year ended June 30, 1998 differ from net investment income and net gains (losses) from security, foreign currency and futures transactions as determined for financial reporting purposes principally as a result of the characterization of realized foreign currency gains (losses) for tax/book purposes, the taxability of unrealized appreciation (depreciation) on certain forward currency contracts and the utilization of capital loss carryforwards. These distributions are classified as "distributions from paid-in capital" in the Statements of Changes in Net Assets.

(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average weekly net assets of the Fund, at the annual rate of 7/10 of 1% of the first $250 million, 5/8 of 1% from $250 million to $500 million, and 1/2 of 1% over $500 million. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's former Distributor. The Fund reimbursed the Investment Manager $8,324 for providing certain administrative and accounting services at cost for the year ended June 30, 1998.

 

(4)The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's custodian fees were reduced by $25,872 under such arrangements. Purchases and sales of securities other than short term notes aggregated $117,540,227 and $110,342,748, respectively, for the year ended June 30, 1998.

(5) The Fund may borrow through a committed bank line of credit and reverse repurchase agreements. At June 30, 1998, there was no balance outstanding on the line of credit and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ended June 30, 1998, the weighted average interest rate was 5.35% based on the balances outstanding from the line of credit and reverse repurchase agreements and the weighted average amount outstanding was $9,125,180.

(6) Effective February 7, 1997, the Fund converted from an open-end management investment company to a closed-end management investment company. In connection with the conversion, costs of approximately $113,200 were charged against paid-in capital. In addition, the Fund has adopted a Dividend Reinvestment Plan (the "Plan"). Under the Plan, each dividend and capital gain distribution, if any, declared by the Fund on outstanding shares will, unless elected otherwise by each shareholder by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution, be paid on the payment date fixed by the Directors in additional shares in accordance with the following: whenever the Market Price (as defined below) per share is equal to or exceeds the net asset value per share at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gain distribution (the "Valuation Date"), participants will be issued additional shares equal to the amount of such dividend divided by the Fund's net asset value per share. Whenever the Market Price per share is less than such net asset value on the Valuation Date, participants will be issued additional shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the dividend or distribution payment date or, if that date is not an American Stock Exchange trading day, the next trading day. For all purposes of the Plan: (a) the Market Price of the shares on a particular date shall be the average closing market price on the five trading days the shares traded ex-dividend on the Exchange prior to such date or, if no sale occurred on the Exchange prior to such date, then the mean between the closing bid and asked quotations for the shares on the Exchange on such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

On May 20, 1998, the Fund issued to its shareholders of record on that date, non-transferable rights entitling the holders thereof to subscribe for an aggregate of 1,576,468 shares of the Fund's common stock. In connection with the rights offering, estimated costs of $300,000 were charged against paid-in capital. At the conclusion of the offering period, 1,576,468 shares were issued at a subscription price of $6.15, resulting in $9,307,467 (net of sales load) credited to paid-in capital.

FINANCIAL HIGHLIGHTS
Years Ended June 30,


==================================================================================================================================
PER SHARE DATA*
Net asset value at beginning of period                           $8.43       $7.92           $8.00          $8.25            $9.39
Income from investment operations:
 ....Net investment income                                         .52         .51
  ...Net realized and unrealized gain (loss) on investments     (1.18)         .59             .26            .17              .60
 ........Total from investment operations                         (.66)        1.10             .23            .18           (1.02)
Less distributions:                                                                            .49            .35            (.42)
  ...Distributions from net investment income                    (.52)        (.59)
  ...Distributions in excess of net realized gains                  --          --            (.26)           (.17)          (.60)
  ...Distributions from paid-in capital                          (.32)          --              --             --            (.12)
    .Total distributions                                         (.84)        (.59)           (.31)           (.43)             --
Net asset value at end of period                                 $6.93        $8.43           (.57)           (.60)          (.72)
Per share market value at end of period                          $6.44        $8.50           $7.92           $8.00          $8.25
TOTAL RETURN ON NET ASSET VALUE BASIS                           (8.44)%       14.71%
TOTAL RETURN ON MARKET VALUE BASIS (a)                          (15.65)%      15.71%          6.26%           4.52%         (5.12)%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (000's omitted)                    $33,024     $25,361         $30,865        $39,180          $44,355
Ratio of expenses to average net assets (b) (c)                  3.52%        2.71%           2.18%           2.21%          1.98%
Ratio of net investment income to average net assets (d)         8.53%        7.35%           6.55%           6.20%          6.58%
Portfolio turnover rate                                           328%        475%            585%            385%            223%
==================================================================================================================================

                    * Per share income and  operating  expenses and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

         (a) Effective  February 7, 1997,  the Fund  converted
         from  an  open-end   management   investement  company  to  a
         closed-end   management  investment  company.  The  Fund  has
         calculated total return on market value basis based upon purchases and sales of the Fund at current market values and reinvestment of dividends and distributions at lower of the per share net asset value on the payment date or the average of closing market price for the five days preceding the payment date.

(b) Ratio excluding interest expense was 1.58% and 2.00% for the years ended June 30, 1998 and 1997.

(c) Ratio after custodian  credits was
3.42% (SUP)  (/SUP) for the year ended June 30, 1998.

(d) Ratio including interest expense was 6.59% and 6.64% for the years ended June 30, 1998 and 1997.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Shareholders of

Bull & Bear Global Income Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Bull & Bear Global Income Fund, Inc. including the schedule of portfolio investments as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bull & Bear Global Income Fund, Inc. as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


TAIT, WELLER & BAKER

Philadelphia, Pennsylvania

July 17, 1998

GLOBAL INCOME FUND

11 Hanover Square

New York, NY 10005

1-888-847-4200

Annual Report

June 30, 1998

Independent Accountants

Tait, Weller & Baker

GIF-121-6/8